Cabana Target Drawdown 5 ETF SCHEDULE OF INVESTMENTS	July 31, 2023 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS – 99.9%
COMMODITY – 10.0%
Goldman Sachs Physical Gold ETF*	78,065	$1,519,535
EQUITY – 31.2%
Invesco Nasdaq 100 ETF	10,063	1,589,250
iShares Core U.S. REIT ETF	29,577	1,564,919
Vanguard Extended Market ETF	10,154	1,600,575
		4,754,744
FIXED INCOME – 58.7%
Goldman Sachs Access Treasury 0-1 Year ETF(a)	44,690	4,470,788
iShares 0-3 Month Treasury Bond ETF(b)(c)	44,431	4,470,647
		8,941,435
TOTAL EXCHANGE-TRADED FUNDS
(Cost $14,786,575)		15,215,714

SHORT-TERM INVESTMENTS –31.5%
Dreyfus Institutional Preferred Government Money Market Fund, 5.23%(d)(e)	4,780,924	4,780,924
Invesco Government & Agency Portfolio - Institutional Class, 5.18%(d)	23,901	23,901
		4,804,825
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,804,825)		4,804,825
TOTAL INVESTMENTS – 131.4%
(Cost $19,591,400)		20,020,539
Liabilities in Excess of Other Assets – (31.4%)		(4,791,180)
TOTAL NET ASSETS – 100.0%		$15,229,359

*	Non-income producing security.
(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.gsam.com.
(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ishares.com.
(c)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $4,686,377; the aggregate market value of the collateral held by the fund is $4,780,924.
(d)	The rate is the annualized seven-day yield at period end.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.